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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 6, 2012 (except for the first paragraph in Note 2, as to which the date is September 27, 2012), in Post-effective Amendment No. 1 to the Registration Statement (Form S-1 No. 333-175091) and the related Prospectus of Radius Health, Inc.

/s/ Ernst & Young LLP
Boston, Massachusetts January 17, 2013

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM